UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 15, 2006
                                                         --------------

                          Navstar Media Holdings, Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

            Nevada                     000-50340              752980786
            -------                    ----------              ---------
 State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                         26, Chaowai Road, Suite A2205,
                    Chaoyang District, Beijing, 100020, China
                    -----------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                               Phone:011-86-10-85653268
                                Fax: 011-86-10-85653223


                         Premier Document Services, Inc.
                         -------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Election of Director; Appointment of Principal Officer; Departure of
          Director;

On June 9, 2006, the Board appointed Mr. Yang Wenchuan, a Board member and the head of Beijing Media, to be the General Manger for the Company's China operations, overseeing the entire business operations in China to strengthen operation management and to spearhead new projects. Mr. Yang has very extensive and in-depth experience and connection in the media industry in China. Mr. Yang's assumption of this management position will add considerable value in terms of efficient operation management and advancing important business development initiatives.

Also on June 9, 2006, the Board of Directors elected Mr. Steve Sun a Director of the Company. He was appointed by the Board of Directors as the Senior Vice President in charge of operations and strategic business development. Mr. Sun graduated with an MBA from the University of Chicago School of Business Administration majoring in finance. Over more than a decade, Mr. Sun has accumulated extensive experience in operation management and corporate finance. He also has extensive hands-on experience in managing the operations of China-based companies in the media industry, having worked on some of the most prominent media and TV projects in China. He has served several public and private companies in various capacities with emphasis on operation management, corporate finance and strategic business development.

Mr. Sun has great interest and extensive exposure in the entertainment, media and technology arenas, having worked on many prominent projects involving audio-video products, Internet TV operations, and independent satellite TV. Mr. Sun has agreed to gradually take on more executive responsibilities through a transition period in which he will familiarize himself with the Company's subsidiaries and personnel. His election and appointment is a major boost to the Company's management team in terms of implementing its strategic goals and utilizing its strategic resources.

Mr. Don B. Lee tendered his resignation as a director and his resignation as a director was accepted by the board of directors on June 9, 2006. Mr. Lee also indicated his intention to resign as the CEO of the Company. The Company requested him to stay for a transition period for smooth transition arrangement, in which he can orderly hand over his responsibilities.



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                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Navstar Media Holdings, Inc.
                                                        (Registrant)

                                                     /s/ Ranny Liang
                                                     -----------------
                                                       (Signature)
Date:  June 15, 2006                                   Ranny Liang